Exhibit 10.2

LOAN MODIFICATION AGREEMENT NO. 1

Preamble:  This Loan Modification Agreement (this “Agreement”), dated as of October 4, 2005 (the “Effective Date”), is made between UPS Capital Corporation, as Agent; each Person identified as a “Lender” on the signature page hereof; and each Person identified as “Borrower” on the signature page hereof, as borrowers (individually and collectively, the “Borrower”), for the purpose of amending or otherwise modifying the terms of that certain Loan and Security Agreement, dated as of August 12, 2005 (which, as it has been, or hereafter may be, modified or amended, the “Loan Agreement”), among Borrower, the various lenders from time to time party thereto (the “Lenders”) and UPS Capital Corporation, a Delaware corporation, as a Lender and as agent for the Lenders (in such capacity, the “Agent”).  Now, therefore, in consideration of the mutual promises contained herein and in the Loan Agreement, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower, each intending to be legally bound, agree as follows:

1.             Definitions.  Capitalized terms used herein, but not expressly defined themselves herein, shall have the meanings given to such terms in the Loan Agreement.

2.             Loan Modifications.  Agent, Lenders and Borrowers agree to modify Section 1.1 of the Loan Agreement by deleting the definition of “Condition Precedent Material Adverse Change” in its entirety and replacing it with the following:

“Condition Precedent Material Adverse Change” means a material adverse change in the condition (financial or otherwise), operations, performance, business, properties or prospects of the Borrowers and their Subsidiaries, taken as a whole, which has resulted in a decrease in the aggregate Net Worth of Borrowers and their Subsidiaries to an amount less than $50,000,000.

3.             Inducing Representations.  To induce Agent and Lenders to enter into this Agreement, Borrower hereby represents and warrants that: (i) Borrower is duly authorized to enter into this Agreement, and this Agreement, upon its execution by Borrower, Agent and each Lender, will constitute Borrower’s legal, valid and binding obligations enforceable in accordance with its terms against Borrower; (ii) after giving effect to this Agreement, no Event of Default exists; (iii) no present right of setoff, counterclaim, recoupment claim or defense exists in Borrower’s favor in respect of its payment or performance of any Obligations; and (iv) except as modified by this Agreement, all terms of the Loan Agreement and each Loan Document shall remain in full force and effect.

4.             Miscellaneous.  Except as otherwise expressly provided herein, all modifications to the Loan Agreement set forth herein shall take effect on the Effective Date.  Each existing Loan Document (including, particularly, any Note) shall be deemed modified hereby as necessary to conform its terms to the terms of the Loan Agreement, as modified hereby.  This Agreement constitutes a Loan Document, and shall be governed and construed accordingly.  This Agreement constitutes the entire agreement between Agent, Lenders and Borrower relative to the subject matter hereof, and supersedes and replaces any prior understandings and agreements, written or oral, in regard thereto.  This Agreement shall be binding on, and inure to the benefit of, the successors and assigns of Borrower, Agent and Lenders.  Borrower shall reimburse Agent for all costs which Agent incurs, including reasonable attorneys fees, in the preparation, negotiation, execution and performance of this Agreement, and the recording of any Loan Documents in connection herewith.

IN WITNESS WHEREOF, Agent, Lenders and Borrower have executed this Agreement, by and through their respective authorized officers, as of the Effective Date.

“Borrower”:		“Agent” and “Lender”:

NATIONAL R.V. HOLDINGS, INC.		UPS CAPITAL CORPORATION

By:	/s/ Thomas J. Martini	By:	/s/ John P. Holloway
	Authorized Officer		Authorized Officer

“Lender”:

NATIONAL R.V., INC.		WELLS FARGO BANK, NATIONAL
ASSOCIATION, acting through its Wells
Fargo Business Credit operating division, as
a Lender
By:	/s/ Thomas J. Martini
Authorized Officer

		By:	/s/ Charlie Liles
Name: Charlie Liles
COUNTRY COACH, INC.			Title: Vice President

By:	/s/ Thomas J. Martini
Authorized Officer